UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

AGILITI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40361	83-1608463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11095 Viking Drive, Suite 300 Eden Prairie, MN 55344	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 893-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	AGTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introduction

On May 7, 2024 (the “Closing Date”), Agiliti, Inc., a Delaware corporation (the “Company”), completed its previously announced merger with Apex Merger Sub, Inc., a Delaware corporation (“Merger Sub”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of February 26, 2024, by and among the Company, Apex Intermediate Holdco, Inc., a Delaware corporation (“Parent”) and Merger Sub (the “Merger Agreement”).

The Company merged with and into Merger Sub with the Company surviving the merger as a subsidiary of Parent (“Surviving Corporation” and such merger, the “Merger”). The description of the Merger Agreement and related transactions (including, without limitation, the Merger) in this Form 8-K does not purport to be complete and is subject and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 26, 2024 and incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

On May 7, 2024, Agiliti Health, Inc. (the “Borrower”) and Agiliti Holdco, Inc., each a subsidiary of the Company, and certain of their subsidiaries, entered into an amendment (the “First Amendment”) to the Borrower’s Amended and Restated Credit Agreement, dated May 1, 2023 (as amended, the “Credit Agreement”), among the Borrower, the lenders party thereto, the subsidiary guarantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent. Among other things, the First Amendment increased the principal amount of initial term loans by $400 million under a new incremental term facility, which otherwise has the same terms as those applicable to the existing initial term loans under the Credit Agreement. The net proceeds from the new incremental term facility were used to pay Merger Consideration (defined below) in addition to general corporate purposes such as paying down borrowings under that certain Receivables Financing Agreement, dated February 14, 2024, among Agiliti Receivables LLC, a subsidiary of the Company, the Borrower, the lenders party thereto, the group agents party thereto and MUFG Bank, Ltd., as administrative agent.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated herein by reference.

Upon consummation of the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, each share of common stock, $0.0001 par value per share of the Company, (the “Shares” and each, a “Share”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than (i) Shares owned directly or indirectly by THL Agiliti LLC (the “Significant Company Stockholder”), Parent or Merger Sub or any of their respective subsidiaries (each such Share referred to in clause (i), a “Significant Company Stockholder Share” and, collectively, the “Significant Company Stockholder Shares”), (ii) certain Shares (“Rollover Shares”) held by Thomas J. Leonard (the “Rollover Stockholder”) who agreed to roll over a certain portion of his Rollover Shares and/or restricted stock units (“RSUs” and together with the Rollover Shares, the “Retained Equity Interests”) into equity of the Surviving Corporation or a newly formed parent entity of the Surviving Corporation or Parent in lieu of the treatment of such Retained Equity Interests under the Merger Agreement, (iii) Shares owned by the Company as treasury stock and (iv) Shares that are owned by stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the Delaware General Corporation Law (“Dissenting Stockholders”)), was converted into the right to receive $10.00 per Share in cash, without interest thereon (the “Merger Consideration”).

The Significant Company Stockholder Shares that were issued and outstanding immediately prior to the Effective Time were converted into an equal number of shares of common stock, par value $0.0001, of the Surviving Corporation and remain outstanding.

The Retained Equity Interests comprised of Rollover Shares held by the Rollover Stockholder issued and outstanding immediately prior to the Effective Time were converted into one share of common stock, par value $0.0001, of the Surviving Corporation.

The Retained Equity Interests comprised of RSUs were “rolled-over” into restricted stock units subject to the same terms and conditions that applied to the corresponding RSUs prior to the Closing (other than for any such terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement or for such other administrative or ministerial changes that are reasonable and made in good faith in connection with the administration of such award following the Effective Time), which restricted stock units will, upon vesting, be settled in shares of the Surviving Corporation or a newly formed parent entity of the Company or Parent.

Each Share owned by the Company as treasury shares issued and outstanding immediately prior to the Effective Time, was cancelled without payment of any consideration therefor and has ceased to exist.

Each Share held by a Dissenting Stockholder has ceased to be outstanding, was cancelled without payment of any Merger Consideration therefor, and was automatically converted into the right to receive the appraised value of such dissenting Share in accordance with the provisions of Section 262 unless such holder fails to comply with the procedures described in Section 262 of the Delaware General Corporation Law or effectively withdraws or otherwise loses such holder’s rights to receive payment under Section 262 of the Delaware General Corporation Law, in which case they will receive the Merger Consideration.

Pursuant to the Merger Agreement, except as otherwise agreed by Parent and the applicable holder thereof and other than with respect to the Rollover RSUs, at the Effective Time, each outstanding and unexercised option (an “Option”) to purchase Shares (other than rights to purchase Shares under the Company’s Employee Stock Purchase Plan) granted under the Agiliti, Inc. Amended and Restated 2018 Omnibus Incentive Plan, the 2007 Stock Option Plan of Agiliti Holdco, Inc. or the Agiliti Holdco, Inc. 2018 Executive Management Stock Option Plan (each, a “Company Stock Plan”), each award of time-based RSUs granted under a Company Stock Plan, award of performance restricted stock units granted in 2021 under a Company Stock Plan (a “2021 Performance Restricted Stock Unit”), and award of performance restricted stock units granted in 2022 or 2023 under a Company Stock Plan (a “2022/2023 Performance Restricted Stock Unit”) received the following treatment:

•

each Option, whether or not vested, that was not an Underwater Option (defined below) (an “In-the-Money Option”) was terminated and cancelled in exchange for the right to receive a lump sum cash payment, without interest thereon and subject to applicable withholding taxes, equal to (1) the number of Shares underlying the In-the-Money Option immediately prior to the Effective Time, multiplied by (2) an amount equal to the excess of the Merger Consideration over the applicable exercise price of such In-the-Money Option.

•	each Option with an exercise price that is equal to or greater than the Merger Consideration (each, an “Underwater Option”) was terminated and cancelled with no payment due to the holder thereof.

•

each unvested and outstanding RSU remains issued and outstanding and generally subject to the same terms and conditions as those that applied immediately prior to the Effective Time, except that: (i) RSUs held by each employee of the Company or its subsidiaries who is employed immediately prior to the Closing and continues to remain employed with the Company or its subsidiaries following the Closing (each, a “Continuing Employee”) at or above the level of “Vice President” will be settled in Shares or other equity interests in the Company or one of its affiliates, as determined by the board of directors of Parent or its applicable affiliate (the “Parent Board”) in its sole discretion, with applicable withholding taxes satisfied through net share settlement; and (ii) RSUs held by all other grantees will be settled in cash based on the fair market value of a share of stock or other equity interest in the Company or one of its affiliates as determined by the Parent Board in its sole discretion.

•

each outstanding vested RSU was terminated and cancelled in exchange for the right to receive a lump sum cash payment, without interest thereon and subject to applicable withholding taxes, equal to (i) the number of Shares subject to the RSUs, multiplied by (ii) $10.00.

•

to the extent that the 2021 Performance Restricted Stock Units were outstanding or payable as of immediately prior to the Effective Time, except as otherwise provided under the Merger Agreement, such award was fully vested and was terminated and cancelled in exchange for the right to receive a cash payment, without interest thereon and subject to applicable withholding taxes, equal to (i) the number of Shares subject to such 2021 Performance Restricted Stock Unit that were earned under the terms of such 2021 Performance Restricted

Stock Unit based on the actual level of achievement (as determined by the compensation committee of the board of directors of the Company in accordance with the applicable Company Stock Plan and award agreement evidencing such awards), multiplied by (ii) $10.00.

•

each 2022/2023 Performance Restricted Stock Unit that was outstanding or payable as of immediately prior to the Effective Time remains issued and outstanding and generally subject to the same terms and conditions (including with respect to time- and performance-based vesting conditions and settlement terms) as those that applied immediately prior to the Effective Time, except: (i) any total shareholder return performance vesting conditions will no longer apply; (ii) each 2022/2023 Performance Restricted Stock Unit held by Continuing Employees at or above the level of “Vice President” will be settled in Shares or other equity interests in the Company or one of its affiliates, as determined by the Parent Board in its sole discretion, with applicable withholding taxes satisfied through net share settlement; and (iii) each 2022/2023 Performance Restricted Stock Unit held by all other grantees will be settled in cash based on the fair market value of a share of stock or other equity interest in the Company or one of its affiliates as determined by the Parent Board in its sole discretion.

The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2024.

The information in the Introduction above and in Item 3.03 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 7, 2024, in connection with the closing of the Merger, the Company notified the New York Stock Exchange (“NYSE”) that the Merger had been consummated. The Company has requested that the NYSE delist its Shares and, as a result, trading of the Shares on the NYSE was suspended prior to the opening of the NYSE on May 7, 2024. The Company also requested that the NYSE file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Shares from NYSE and the deregistration of the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Additionally, the Company intends to file with the SEC a Form 15 requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in the Introduction, under Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

As a result of the consummation of the Merger, at the Effective Time, each Share (other than Significant Company Stockholder Shares and Rollover Shares) was canceled and automatically converted into the right to receive the Merger Consideration.

The information set forth in the Introduction, under Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company, in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Third Amended and Restated Certificate of Incorporation”) and the Company’s bylaws, in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Fourth Amended and Restated Bylaws”).

Copies of the Third Amended and Restated Certificate of Incorporation and the Fourth Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2 respectively, and are both incorporated herein by reference.

Item 8.01	Other Events.

On May 7, 2024, the Company issued a press release announcing that the closing of the Merger. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

2.1*	Agreement and Plan of Merger, dated as of February 26, 2024, by and among the Company, Parent and Merger Sub (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8- K filed by the Company on February 26, 2024).

3.1	Third Amended and Restated Certificate of Incorporation of Agiliti, Inc., dated as of May 7, 2024.

3.2	Fourth Amended and Restated Bylaws of Agiliti, Inc., dated as of May 7, 2024.

99.1	Press Release, dated as of May 7, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agiliti, Inc.
(Registrant)

May 7, 2024	/s/ James B. Pekarek
James B. Pekarek
Executive Vice President and Chief Financial Officer